EXHIBIT 10.3
                                     Lease

       This Indenture, made this 14th day of November, 2003 by and between Lewinger Hamilton Santa Fe LLC (for purposes of this Lease any reference to Lessor is actually the position of Sublessor) hereinafter, whether singular, plural, masculine, feminine, neither, designated as "Lessor", which espression shall include Lessor's heirs, personal representatives, assigns and successors in interest, and CytoDyn Inc. a Colorado Corporation (for purposes of this lease any reference to Lessee ix actually the position of Sublessee) hereinafter, plural, masculine, feminine, or neuter, designated as "Lessee", which expression shall include all Lessee's, jointly and severally, and shall include Lessee's heirs, personal representatives, assigns, and successors in interest;
WITNESSETH:

I.     DEMISE OF PREMISES.
Lessor, for and in consideration of the covenants and agreements herein contained to be kept and performed by Lessee. Lessee's heirs personal representatives, assigns, and successors in interest, and upon the terms and conditions herein contained, does hereby let, lease, and demise to Lessee the following described premises situated in the city of Santa Fe, in the county of Santa Fe, State of New Mexico, to-wit:

The one office space further described on Exhibit B, attached hereto and made a part hereof, which is a part of Suite 1, 200 West Devargas, Santa Fe, NM 87501

II.    TERM OF LEASE
The term of this lease shall be for a period of Twelve (12) months, beginning on the 14th day of November, 2003, and ending on the 30th day of November, 2004. Subject to the status of Lessor's lease.

III.   RENT
Lesee, for and in consideration of this Lease and the demise of the said premises by Lessor to Lessee, hereby agrees and covenants with Lessor to pay as rent for said premises, without notice or demand, the sum of Four Hundred Ninety Five Dollars ($495.00) per month in the following manner to wit.

Payable on the first of each month. Upon execution of this lease, Lessee will pay the proraate rent for the remainder of November, 2003 and a $495.00 security deposit.

All of the rent shall be paid by Lessee to Lessor or Lessor's order in lawful money of the United States at 200 West DeVargas Street, Suite 1, Santa Fe, NM 87501 or at such other place as Lessor may designate from time to time for this purpose.

IV.    USE OF PREMISES
Lesse, for and in consideration of this Lease and the demise of the said premises by Lessor to Lessee, hereby agrees and convenants with Lessor to use and occupy the said premises for the purpose of professional office space and for no other purpose without first obtaining written consent of Lessor therfor, Lessee shall not use or occupy or permit the demised premises to be used or occupied, or do or permit anything to be done in or on the demised premises, in a manner which will make void or voidable any insurance then in force with repect thereto, or which will make it impossible to obtain fire or other insurance required to be furnished hereunder, or which will cause or be likely to casue structural damage to the demised premises or any portion thereof, or which will constitute a public private nuisance. Further, the Lessee shall not use or occupy or permit the demised premises to be used or occupied for any other business, purpose, or be deemed disreputable or extra-hazardous, or for any purpose or in any manner which is in violation of any present or future municipal. state and federal ordinances, laws, rules and regulations.


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V.     CONDITION OF PREMISES AND REPAIRS.
Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that Lessee has examined the said premises prior to execution hereof, knows the condition thereof, and acknowledges that Lessee has received the said demised premises in good order and condition, and that no representation or warranty as to the condition or repair of the said premises has been made by Lessor, and, at the expiration of the term of this Lease, or any renewal or extension thereof, Lessee will yield up peaceably the said premises to Lessor in as good order and condition as when the same were entered upon by Lessee, loss by fire or inevitable accident, damge by the elements, and reasonable use and wear excepted; that Lessee wil keep, at Lessee's own expense, the said premises in good order and repair during the term of this Lease, or any extension or renewal therof, and will repair and replace promplty, at Lessee's own expense, any and all damage, including, but not limited to, damage to roof, walls, floors and foundations, heating and cooling units, plumbing, glass, sidewalks, and all other appertenances, that may occur from time to time; that Lessee hereby waiver any and all right to have such repairs or replacements made by Lessor or at Lessor's expense; and that, if Lessee fails to make such repairs and replacements promptly, or if such repairs and replacements have not been made within fifteen (15) days after the occurrence of damage, Lessor may, at Lessor's option, make such repairs and replacements, and Lessee hereby agrees and covenants to repay the cost thereof to Lessor on demand.

VI.    LIABILITY OF LESSOR.
Lessor, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that Lessor shall not be liable for any damge to persons or property arising from any cause whatsoever, which shall occur in any manner in or about the said premises, and Lessee hereby agrees to indemnify and save harmles Lessor from any and all claims and liability for damage to persons or property arising from any cause whatsoever, which shall occur in any manner in or about the said demised premises, or to any part thereof, or to any property or effects therein or thereon, caused by leakage from the roof of said premises or by bursting, leakage, or overflowing of any waste pipes, water pipes, tanks, drains, or stationary washstands or by reason of any damage whatsoever caused by water from any source whatsoever, and Lessee hereby agrees and covenants to indemnify and save harmless Lessor from any and all claims and liability for any damage to the said demised premises; or to any part thereof, or to any property or effects therein or thereon.

VII.   REQUIREMENTS OF PUBLIC AUTHORITY.
Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agress and covenants with Lessor that during the term of this Lease, Lessee shall, at its own cost and expense, promptly observe and comply with all present and future municipal, state, and federal ordinances, laws, rules, and regulations affecting the demised premises or apportenances thereto, or any part thereof whether the same are in force and effect at the time of the commencement of the term of this Lease or may in the future be passed, enacted, or directed, and Lessee shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims, and demands, including reasonable attorney's fees, that may in any manner arise out of or be imposed because of the failure of Lessee to comply with the covenants and agreements of this paragraph VII. Further, Lessee hereby agrees and covenants with Lessor that if Lessee fails to comply promptly with any present or future municipal, state, and federal ordinances, laws, rules, and regulations, or fails to comply by such time that compliance may be required by law, Lessor may, at Lessor's option, take such actions as may be necessary to comply with all present and future municipal, state, and federal ordinances, laws, rules, and regulations, and Lessee hereby agrees and covenants to repay the cost incurred by Lessor in taking such action to Lessor on demand.

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VIII.  ALTERATIONS, ADDITIONS, AND IMPROVEMENTS.
Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that Lessee shall not make, or suffer or permit to be made, any alterations, additions, or imporvements whatsoever in or about the said demised premises without first obtaining the written consent of Lessor therefore, provided, however, that such consent, if given shall be subject to the express condition that any and all alterations, additions, and improvements shall be done at Lessee's own expense and in accordance and compliance with all applicable municipal, state, and federal ordinances, laws, rules, and regulations, and that Lessee hereby covenants and agrees with Lessor that in doing and performing such work, Lessee shall do and perform the same at Lessee's own expense, in conformity and compliance with all applicable municipal, state, and federal ordinances, laws, rules, and regulations, and that no liens of mechanies, materialmen, laborers, architects, ???????, contractors, sub-contractors, or any other lien of any kind whatsoever shall be created against or imposed upon the said demised premises, or any part thereof, and that Lessee shall indemnify and save harmless Lessor from any and all liability and claims for damages of every kind and nature which might be made, or from judgments rendered against Lessor or against said demised premises on account of or arising out of such alterations, additions, or improvements.

IX.    OWNERSHIP OF ALTERATIONS, ADDITION, AND IMPROVEMENTS.
Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that any and all alterations, additions, and improvements, except signs, shelving, movable furniture and equipment not affixed to the roof, walls, or floors, made at Lessee's own expense after having first obtained the written consent of Lessor therefor, in accordance with the provisions contained in Paragraph VIII hereof, whether or not attached to the roof, walls, floors, foundations, or the premises in any manner whatsoever, shall immediately merge and become a permanent part of the reality, and any and all interest of the Lessee therein shall immediately vest in Lessor, and all such alterations, additions, and improvements shall remain on the said premises and shall not be removed by Lessee at the termination of this Lease. The signs, shelving, moveable furniture and equipment not affixed to the roof, walls, or floors, shall be removed by Lessee at Lessee's expense on or before the termination of the Lease, and Lessee shall repair any damage caused thereby at Lessee's own expense, such that the premises shall be in as good order and condition as when the same were entered upon by Lessee.

X.     ASSIGNMENT AND SUBLETTING. See Exhibit A.
Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that neither Lessee nor Lessee's heirs, personal representatives, assigns, or successors in interest shall assign this Lease or sublet the said demised premises, in whole or in part, without first obtaining the written consent of Lessor therefore, that no assignment of this Lease or any subletting of the said demised premises, in whole or in part, shall be valid, except by and with the written consent of Lessor first obtained; that the consent of Lessor to any such assignment or subletting shall not operate to discharge Lessee or Lesse's heirs, personal representatives, assigns, or successors in interest from thir liability upon the agreements and covenants of this Lease, and Lessee, Lessee's personal representatives, assigns, and successors in interest shall remain liable for the full and complete performance of all of the terms, conditions, covenants, and agreements herein contained as principals and not as guarantors or sureties, to the same extent as though no assignment or sublease had been made; that any consent of Lessor to any such assignment or subletting shall not operate as a consent to further assignment or subletting or as a waiver of this covenant and agreement against assignment and subletting and that following any such assignment or subletting the assignee and/or sublettee shall be bound by all of the terms, conditions, covenants, and agreement herein contained including the covenant against assignments and subletting.

XI.    UTILITY AND OTHER CHARGES. See Exhibit A - Utilities paid by Lessor.

XII.   LESSOR'S  RIGHT  OF  ENTRY  AND  TO  MAKE  ALTERATIONS,   ADDITIONS,  AND
       IMPROVEMENTS.
Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that Lessor, Lessor's heirs, personal representatbies, assigns, agents, attorneys, and successors in interest shall have the right at any time, upon reasonable notice to Lessee, to enter upon the said premises to inspect the same and to make any and all improvements, alterations, and additions of any kind whatsoever upon the said premises, providing such improvements, alterations, and additions are reasonably necessary or convenient to the use to which the said premises are being put at the time, but at no time shall Lessor be compelled or required to make any improvements, alterations, or additions.

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XIII.  TAXES, OTHER ASSESSMENTS, AND INSURANCE.

Lessee and Lessor hereby covenant and agree that all taxes and special and general assessments of whatsoever kind and nature, extraordinary as well as ordinary, which have been or may be levied upon the said demised premises and upon any alterations, additions, and improvements thereon, shall be paid by Owner at the time when the same become due and payable, and that all taxes and special and general assessments of whatsoever kind and nature, extraordinary as well as ordinary, which have been or may be levied upon the personal property located upon the said demised premises shall be paid by Lessee at the time when the same shall become due and payable. Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor to carry and maintain in fullforce and effect during the term of this Lease, and any extension or renewal thereof, at Lessee's expense, public liability insurance covering bodily injury and property damage liability, in a form and with an insurance company acceptable to Lessor, with limits of coverage of not less than $500,000 for each person and $1,000,000 in the aggregated for bodily injury or death liabilty for each accident and $100,000 for property damage liability for each accident, for the benefit of both Lessor and Lessee as protection against all liability claims arising from the premises. Lessee hereby agrees and covenants with Lessor to deliver a copy of the insurance policy or policies to Lessor at the beginning of the term of this Lease, or as soon thereafter as practible, and to give Lessor not less than ten (10) days written notice informing Lessor of the expiration of any such policy. Fire and extended coverage insurance upon all buildings, alterations, and imporvements upon the said premises shall be provided for as follows: Owner of the building, and fire and extended coverage insurance upon all of the contents and other personal property situated upon the said premises shall be provided for as follows: Owner of such personal property.

It is understood and agreed by and between the parties that a copy of each policy of fire and extended coverage insurance shall be provided to the parties hereto at the beginning of the term of this Lease, or as soon thereafter as practicable, and that the party who is responsible for paying the premioms on each policy of fire and extended coverage insurance shall give the other party not less than ten(10) days' written notice informaing theo ther party of the expiration of any such policy.

XIV.   HOLDING OVER.
Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that there will be no holding over by Lessee after the expiration of this Lease, or any renewal or extension thereof.

XV.    BANKRUPTCY AND CONDEMNATION.
Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that should Lessee make an assignment for the benefit of creditors or should be adjudged bankrupt, either by voluntary or involuntary proceedings, or if otherwise a receiver or trustee should be appointed by any court of competent jurisdiction for Lessee because of any insolvency, or any execution, attachment, replevia, or other court order should be issued against the Lessee or any of Lesse's property whereby the demised premises or any building or buildings, or alterations, additions, or improvements thereon, shall be deemed a breach of this Lease, and, in such event, Lessor shall have the option to forthwith terminate this Lease and to re-enter the said demised premises and take possession thereof, whereupon Lessee shall quit and surrender peaceable the said demised premises to Lessor. In no event shall this Lease be deemed an asset of Lessee after the assignment for the benefit of creditors, the adjudication in bankruptcy, the appointment of a receiver or trustee, or the issurance of a Writ of Execution, a Writ of Attachement, a Writ of Replevia, or other court order against Lessee or Lessee's property whereby the demised premises or any building or buildings, or alterations, additions, or improvements thereon, shall be taken or occupied or attempted to be taken or occupied by someone other than the Lessee. Further, Lessee hereby covenants and agrees with Lessor that in the event the said demised premises, or any part thereof, shall be taken for any public or quasi-public use under any Statute or by right of eminent domain, this Lease shall automatically terminate, as to the part so taken, as of the date possession shall have been taken, and the rent reserved shall be adjusted so that Lessee shall be required to pay for the remainder of the term that portion of the rent reserved in the proportion that the said demised premises remaining after the taking for public or quasi-public use bears to the whole of the said demised premises before the taking for public or quasi-public use. All damages and payments resulting from the taking for public or quasi-public use of the said demised premises shall accrue to and belong to Lessor and Lessee shall have the right to any part thereof.

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XVI.   DESTRUCTION
Lessee, for and in consideration of this Lease and the demise of the said premises, agrees and covenants with Lessor that if at any time during the term of this Lease, or any execution or renewal thereof, the said demised premises shall be totally or partialy destroyed by fire, flood, earthquake, or other calamity then Lessor shall have the option to rebuild or repair the building or buildings, and any alterations, additions, or improvements on the demised premises in as good condition as they were immediately prior to such calamity, proved, however, that such rebuilding or repair shall commence within a period of thirty days after notice in writing to Lesor of such destruction or damage. In such case, a just an proportenate part of the rental herein specified shall be abated until such demised premises shall have rebuilt and repaired. In case, however, Lessor shall within thirty dayd following notice in writng to him of such damage elect not to rebuild or repair said premises, Lessor hall so notify Lessee and therupon this Lease shall terminate and become null and void. Moreover, in no event, shall Lessor have any duty or obligation to rebuild or repair any sign, shelving, moveable furniture, equipment not affixed to the roof, walls, or flors as a permanent part of the realty, or any other personall property owned or leased by the LEssee and used to carry out the purpose for which Lessee is leasing the demised premises.

XVII.  SIGNS
Lessor and Lessee covenant and agree that Lessee may at Lesse's own expense erect and maintain a sign or signs to carry out the purpose for which Lessee is leasing hte said demised premises, provided, however, the location, type and design of all exterior signs shall be first approved in writing by Lessor and Owner of building. Upon the expiration of this Lease, or any renewal or estension thereof, Lesse shall remove such sign and shall repair any adamge to the premises caused thereby at Lessee's one expense. Further, at any time within thirty days prior to the termination of this Lease or any renewal or extension thereof, Lessor sahll have the right to place upon any part of said demised premises an "For Rent" or "For Lease" signs that Lessor may select.

VIII.  TERMINATION AND REMEDIES. See Exhibit A.
It is expressly understood and agreed between the parties hereto, that if the rent above reserved, or any pary thereof, shall be in arrears or unpaid on the day of payment whereon the same ought to be paid as aforesaid, or fi default shall be made in any of the covenants or agreements herein conatined to be kept by Lessee, Lessee's heirs, personal representatives, assigns, and successors in inerest, it shall and may be lawful for the Lessor, Lessor's heirs, personal representatives, agents, attorneys, assigns, or successors in interest, at Lessor's election, to declare said term ended and to re-enter said premises, or any aprt thereof either with or without process of law, and to expel, remove, and put out the Lessee, or any other person or persons occupying the demised premises, using such force as may be necessary in so doing, and to repossess and enjoy the same premises again as in as first and former state, and to distrain for any rent that may be due thereon any property belonging to Lesee, whether or not the same be exempt from execution and distress by law, and Lessee in that case hereby waives any and all legal rights which Lessee now has or may have, to hold or retain any such property uner any execmption laws now or hereafter in force in the State of New Mexico, or in any other way it is the intent of the parties hereto to hereby recofnize in Lessor, Lessor's heris,personal representatives, assigns, or successors in interest, a valid first lien as provided by the laws of New Mexico, upon any and all goods, chattels, and other prperty belonging to Lessee and located in said premises, as security for the payment of said rent and fulfillment of the faithful performance of the agreements, covenants, terms and conditions hereof as herein provided anything herein before mentioned to the contrary notwithstanding. And if at any time said term shall be ended at such election of Lessor, Lessor's heirs, personal representatives, assigns or successors in interest, do hereby covenant and agree to surrender and eliver up the above described premises and property peaceably to Lessor, Lessor's heirs, personal representatives assigns or successors in interes, immediately upon the termination of said term as aforesaid and if Lessor shall remain in possession of the same ten(10) days after notice fo such default, or after the termination of the Lease in any of the ways above named. Lessee shall be deemed guilty of a forcible detainer of said premises under the laws of New Mexico and shall be subject to tall the conditions and provision above named, and shall also be subject to eviction and removal forcible or otherwise, with or without process of law as above stated. Further, it is covenanted and agreed by and between the parties hereto that at any time after any such termination, the Lessor may refer the demised premises, or any part

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thereof,  in the name of the  Lessor  or  otherwise,  for such  term and or such conditions as the Lessor, in Lessor's sole and absolute diecretion may determine, and may collect and receive the rent therefor. Moreover, in the event Lessor relets the demised premises or any part thereof, it is explicitly understood and agreed by and between the parties hereto that the term may be greater or lesser than the period which would otherwise have constituted the balance of the term of this Lease, and the conditions may include free rent or other concession which may be reasonable required to induce another party to leaseth demised premises. Notwithstanding anythgin herein to the contrary, the Lessor shall have no obligation hereunder to relet the demised premises, or any part thereof, and shall in no way be responsible or liable for any failure to collect any rent due upon such reletting. It is also covenanted and agreed by and between the parties hereto that no such termination fo this Lease shall event of any such termination, whether or not the demised premises, or any part thereof, shll have been relet the total remining balance of the rent which would be due and payable for the remainder of the term of this Lease. If this Lease were stil in effedt, lessthe net proceeds of any reletting effected pursuant to the Lessor's sole discretion, after deducting from the net proceeds all fo the
Lessor's  expenses  in  conneciton  with  such  reletting,   including,  without
limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorney's fees, alteration costs, and expenses of prepartion for such reletting, shall become immediately due and payable, as and for liquidated damages by of such termination, an amount equal to the maximum allowed by and statute or rule of law in effect at the time when and governing the proceedings in which such damages are to be proved, whether or not such amount be greater than, equal to , or less than the amount of the difference referred to above, and whether or not such amount shall be immediately or otherwise due and payable. Further, it is covenanted and agreed to by and between the parties hereto, that in addition to other remedies provided for in this Lease, the Lesssor shall be entitled to restraint by injunction of the violation, or attempted or threatened violation, of any agreement or covenant of this Lease, or to a decree specifically compelling perfomance of such ag\reement or covenant. The Lesee, the Lesee's heirs, personal representatives, assigns or successors in the institution of legal proceeding to that end. Lessee, the Lesse's heirs, personal representatives, assigns or successors in interest to provided for in any statute or of hereby expressly waives any right of redemption or re-entry or repossession or to restore the operation of this Lease in case the Lessee shall be dispossess by a judgment or by warrant of any court or judge or in case o re-entry or repossession bythe Lessor. It is further covenanted and agreed by and between the parties hereto, that the Lessee shall pay and discharge all costs, reasonable attorney's fees, and expenses incurred by Lessor, Lessor's heirs, personal representatives, assigns or successors in interest in enforcing the covenant of this Lease, or incurred by Lessor in pursuing any or all remedies which are or may be available hereunder or allowed at law or in equity, or incurred by lLessor in connection with reletting the demised premises.

XIX. LESSOR'S REMEDIES ARE CUMULATIVE.
The specified remedies to which the Lessor may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress in which the Lessor may be lawfully entitled in case of any breach or threatened breach by the Lessee of any or the agreements and covenants herein contained.

XX. WAIVERS.
Lessee, for and in consideration of this Lease and the demise of the said premises, agrees and covenants with Lessor that the delay or omission in the enforcement of any of the agreements and covenants herein contained, or in the exercise of any of Lessor's rights hereunder, shall not effect the duty of the Lessee to thereafter faithfully fulfill and perform all of the agreements and covenants herein contained, and that the failure, neglect, or omission of Lessor to terminate this Lease for any one or more breached of any agreements and covenantas hereof, shall not be deemed a consent by Lessor of such breach and shall not impede, impair, carop, bar, or prevent Lessor from thereafter terminating the Lease either for suc hviolation, or for prior or subsequent violations of any covenant or agreement hereof.

XXI. BINDING ON HEIRS, PERSONAL REPRESENTATIVE, ASSIGNS, AND SUCCESSORS IN INTEREST
It is understood and agreed by and between the parties herein that the agreements, covenants, terms, conditions, provisions, and undertakings in this Lease, or in any extension or renewal thereof, shall extend to and be binding upon the heirs, peronal representative, assigns, and successors in interest of the respective parties hereto, as if they were in every case named and expessed and shall be construed as running with the Land and wherever reference is made to either of the parties hereto, it shall be held to and include and apply also to the heirs, personal representative, successors, and assign of such pary, as if in each and every case so expressed.

XXII.  ADDRESSES FOR NOTICES.
Any and all notices required or permitted to be given hereunder shall be considered to have been given if in writing and delivered to the reespective aprty designated below upon the date of such personal delivery, or upon a date three (3) days following the mailing of any such notice by certified or registerd mail, return receipt requested, addressed to the respective party at the respective address set forthe below, or at such other address as either party may furnish the other for this purpose by written notification delivered or mailed to the other as herein provided.

NOTICES OT LESSOR:                              NOTICES TO LESSEE:

200 West DeVargas St.                           200 West DeVargas St.
Suite 1                                         Suite 1
Santa Fe, NM 87501                              Santa Fe, NM 87501

XXIII. DECLARATION OF CONTRACTUAL LIABILITY
If there is more than one party Lessee, the covenants and agreements of the Lessee shall be joint and several obligations fo each such party

XXIV.  GRAMMATICAL USAGE
In construing this Lease, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in an yplace in which the context so requires.

XXV.   COVENANT TO EXECUTE ADDITIONAL INSTRUMENTS
The parties hereto hereby agree to execute and deliver any instruments in writing necessary to carry out any agreement, covenant, term, conditions, or assurance in this Lease whenever so occasion shall arise and request for such instrument shall be made.

XXVI.  SEVERABILITY.
If any provision of this Lease, or any applicaion thereof shall be declared invalid or unenforceable by any court of competent jurisdiction, the remainder of this Lease and any other application of such provision, shall continue in fullforce and effect.

XXVII. CAPTIONS
The section headings are for convenience of refernce only and shall not otherwise affect the meaning hereof.

XXVIII GOVERNING LAW.
This Lease shall be governed by and construed in accordance with the laws of the State of New Mexico.

XXIX   AMENDMENTS.
It is understood and agreed by and between the parties hereto that this Lease shall not be altered, changed or amended except by instrument in writing executed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above written.

LESSOR:                                 LESSEE:

-------------------------------         -------------------------------

Corinne Allen                           For Lessor
-------------------------------         -------------------------------

                                ACKNOWLEDGEMENTS

A. For a natural person in his own right

STATE OF NEW MEXICO     }
                        } ss.
COUNTY OF _________     }

This instrument was acknowledged before on _______________, 20__
                                                (date)

by __________________________
      Name(s) of person(s)                     _______________________
                                                   Notary Public

My commission expires ____________________
(SEAL)

B. For a coporation or incorporated association:

STATE OF NEW MEXICO     }
                        } ss.
COUNTY OF _________     }

This instrument was acknowledged before on _______________, 20__
                                                (date)

by __________________________
      Name(s) of person(s)                     _______________________
                                                   Notary Public